UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 23, 2022

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07, on May 23, 2022, the shareholders of Consolidated Water Co. Ltd. (the “Company”) approved special resolutions adopting: (a) amendments to the Company’s Memorandum of Association and Articles of Association, and (b) an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating such amendments.  The Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association will become effective upon filing with the Registrar of Companies in the Cayman Islands. A copy of the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association, as approved by the shareholders, are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The Company intends to file an amendment to this Current Report on Form 8-K after the Amended and Restated Memorandum of Association and the Amended and Restated Articles of Association have been filed with the Registrar of Companies in the Cayman Islands to provide the date upon which such documents are filed and become effective.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2022, the Company held its Annual General Meeting of Shareholders, at which the following items were voted upon:

(1)	Election of Directors:

The following nominees were elected as directors to serve until the 2023 Annual General Meeting of Shareholders by votes as follows:

Nominee	For	Withhold
Linda Beidler-D’Aguilar	7,681,559	221,991
Brian E. Butler	6,676,091	1,227,459

There were 3,568,138 broker non-votes in the election of directors.

(2)	Approval of a Special Resolution Adopting Amendments to the Company’s Memorandum of Association:

The proposal to approve a Special Resolution, attached as Exhibit A to the Company’s 2022 proxy statement (the “proxy statement”), adopting amendments to the Company’s Memorandum of Association to: (a) update references therein from The Companies Law (1998 Revision) to The Companies Act (Revised); and (b) add the postal code for the Company’s registered office, was approved, and the votes were as follows:

For	Against	Abstain
7,801,742	65,639	36,169

There were 3,568,138 broker non-votes on this proposal.

(3)	Approval of a Special Resolution Adopting Amendments to the Company’s Amended and Restated Articles of Association:

The proposal to approve a Special Resolution, attached as Exhibit B to the proxy statement, adopting amendments to the Company’s Amended and Restated Articles of Association related to: (a) adding the definition of “Designated Stock Exchange” in connection with the provisions concerning the manner in which shares may be transferred; (b) updating the definition of “in writing” and “written” to account for advances in technology; (c) updating references to applicable laws; (d) changing the manner in, and form by, which shares may be transferred, including in the forms prescribed by the Designated Stock Exchange and to account for advances in technology; (e) clarifying the circumstances around which the Company has a lien on the shares of a shareholder; (f) changing the manner in which shareholders’ votes will be cast and recorded; and (g) eliminating the classified board structure and three-year terms of office for directors, and replacing such structure and terms with a non-classified board structure and one-year terms, was approved, and the votes were as follows:

For	Against	Abstain
7,764,689	95,695	43,166

There were 3,568,138 broker non-votes on this proposal.

(4)	Approval of a Special Resolution Re-Designating Directors:

The proposal to approve a Special Resolution, attached as Exhibit C to the proxy statement, that directors elected as Group I, Group II or Group III directors of the Company shall be re-designated as directors of the Company was approved, and the votes were as follows:

For	Against	Abstain
7,768,422	88,797	46,331

There were 3,568,138 broker non-votes on this proposal.

(5)	Approval of a Special Resolution Adopting an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association:

The proposal to approve a Special Resolution, attached as Exhibit D to the proxy statement, adopting an Amended and Restated Memorandum of Association and an Amended and Restated Articles of Association of the Company incorporating the amendments approved by Special Resolution in Proposals 2 and 3 was approved, and the votes were as follows:

For	Against	Abstain
7,748,586	97,958	57,006

There were 3,568,138 broker non-votes on this proposal.

(6)	Non-Binding Advisory Vote on Executive Compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the proxy statement was approved, and the votes were as follows:

For	Against	Abstain
7,141,277	670,628	91,645

There were 3,568,138 broker non-votes on this proposal.

(7)	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022, at the remuneration to be determined by the Audit Committee of the Board of Directors was approved by votes as follows:

For	Against	Abstain
11,257,856	157,599	56,233

There were no broker non-votes on this proposal.

Item 9.01.           Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Title

3.1	Amended and Restated Memorandum of Association
3.2	Amended and Restated Articles of Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

	By:	/s/ David W. Sasnett
	Name:	David W. Sasnett
	Title:	Executive Vice President & Chief Financial Officer

Date: May 26, 2022

5